UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006
Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100
(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: +972-4-988-9488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being submitted by Protalix BioTherapeutics, Inc. (the “Company”) to file amended versions of Exhibits 10.6, 10.7 and 10.8. The exhibits were previously filed with the Current Report on Form 8-K filed by the Company on January 8, 2007. The amended versions of the exhibits have been revised to include certain information previously omitted which is no longer the subject of a confidential treatment request made by the Company.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

10.6	License Agreement entered into as of April 12, 2005, by and between Icon Genetics AG and Protalix Ltd.†

10.7	Research and License Agreement between Yeda Research and Development Company Limited and Protalix Ltd. dated as of March 15, 2006.†

10.8	Agreement between Teva Pharmaceutical Industries Ltd. and Protalix Ltd., dated September 14, 2006.†

†	Portions of this exhibit were omitted and have been filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: September 19, 2007	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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